Exhibit 99.2

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

ASSET QUALITY DETAIL

(dollars in thousands)	June 30, 2008	June 30, 2007	March 31, 2008
Loan Portfolio:
Originated and acquired residential mortgage	$267,784	$303,748	$280,772
Home equity	1,097,290	1,032,930	1,081,953
Marine	357,508	361,349	360,343
Other	23,357	24,726	26,287

Total consumer	1,745,939	1,722,753	1,749,355

Commercial mortgage	510,436	442,813	488,309
Residential real estate construction	551,149	603,221	596,698
Commercial real estate construction	451,409	359,955	445,475
Commercial business	943,474	799,344	922,840

Total commercial	2,456,468	2,205,333	2,453,322

Total loans	$4,202,407	$3,928,086	$4,202,677

Non-Performing Assets:
Originated and acquired residential mortgage	$8,207	$7,211	$7,719
Home equity	1,993	707	1,319
Other consumer	788	601	—
Commercial mortgage	1,745	1,335	1,335
Residential real estate construction	1,466	1,247	9,478
Commercial real estate construction	—	—	—
Commercial business	10,477	7,791	10,770

Total non-accrual loans	24,676	18,892	30,621
Total renegotiated loans	—	—	—

Total non-performing loans	24,676	18,892	30,621
Non-performing investments	4,114	—	2,580
Other assets and real estate owned	11,095	3,821	3,785

Total non-performing assets	$39,885	$22,713	$36,986

90-Day Delinquencies:
Originated and acquired residential mortgage	$1,842	$998	$1,722
Home equity	2,777	1,052	1,995
Other consumer	1,618	1,455	2,297
Commercial mortgage	—	—	410
Residential real estate construction	300	—	1,350
Commercial real estate construction		—
Commercial business	486	128	561

Total 90-day delinquencies	$7,023	$3,633	$8,335

Asset Quality Ratios:
Non-performing loans to total loans	0.59%	0.48%	0.73%
Non-performing investments to total investments	0.30%	—	0.18%
Non-performing assets to total assets	0.63%	0.36%	0.58%
Allowance for loan losses to loans	1.38%	1.17%	1.31%
Net charge-offs in quarter to average loans	0.33%	0.47%	0.30%
Allowance for loan losses to non-performing loans	235.75%	242.27%	180.43%

	Three Months Ended June 30,		Three Months Ended March 31, 2008
	2008	2007

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$55,249	$45,519	$55,269
Provision for loan losses	6,400	4,792	3,114
Less loans charged-off, net of recoveries:
Originated and acquired residential mortgage	233	180	225
Home equity	354	118	237
Other consumer	527	506	438
Commercial mortgage		—	—
Residential real estate construction	1,350	—	320
Commercial real estate construction
Commercial business	1,011	3,738	1,914

Net charge-offs	3,475	4,542	3,134

Balance at end of period	$58,174	$45,769	$55,249

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended June 30,		Six Months Ended June 30,
(dollars in thousands, except per share data)	2008	2007	2008	2007

Interest Income:
Loans, including fees	$59,952	$70,278	$126,321	$139,532
Investment securities	19,598	20,886	39,329	43,264
Tax-advantaged loans and securities	1,612	1,751	3,251	3,218
Short-term investments	17	45	53	142

Total interest income	81,179	92,960	168,954	186,156

Interest Expense:
Deposits	25,010	26,715	53,220	52,269
Short-term borrowings	3,292	6,829	9,381	14,571
Long-term debt	6,874	10,868	15,361	21,833

Total interest expense	35,176	44,412	77,962	88,673

Net interest income	46,003	48,548	90,992	97,483
Less provision for loan losses	6,400	4,792	9,514	5,844

Net interest income, after provision for loan losses	39,603	43,756	81,478	91,639

Non-Interest Income:
Service charges on deposit accounts	22,277	24,502	43,308	46,681
Commissions and fees	1,400	1,844	2,962	3,506
Impairment on investment securities	(4,051)	—	(46,706)	—
Net gains	8,151	420	7,960	1,623
Net derivative activities	57	(357)	96	(214)
Other non-interest income	5,180	4,676	10,270	9,358

Total non-interest income	33,014	31,085	17,890	60,954

Non-Interest Expense:
Salaries and employee benefits	26,262	26,699	52,944	54,628
Occupancy expense, net	5,697	5,891	11,669	11,995
Furniture and equipment expense	3,985	4,011	7,738	7,796
External processing fees	4,974	5,041	10,222	10,131
Restructuring activities	(34)	481	40	1,348
Other non-interest expense	9,489	10,505	19,191	21,498

Total non-interest expense	50,373	52,628	101,804	107,396

Income (loss) before income taxes	22,244	22,213	(2,436)	45,197
Income tax expense	7,147	6,691	89	13,561

Net income (loss)	$15,097	$15,522	$(2,525)	$31,636

Net income (loss)	$15,097	$15,522	$(2,525)	$31,636
Beneficial conversion feature – preferred stock	1,463	—	1,463	—

Net income (loss) available to common stockholders	$13,634	$15,522	$(3,988)	$31,636

Net Income (Loss) Per Share Amounts:
Basic	$0.42	$0.48	$(0.12)	$0.98
Diluted	0.41	0.48	(0.12)	0.98

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(dollars in thousands, except share amounts)	June 30, 2008	December 31, 2007	June 30, 2007
Assets:
Cash and due from banks	$131,438	$140,348	$147,051
Short-term investments	1,172	1,970	2,060
Mortgage loans held for sale	8,080	8,859	12,919
Securities available for sale	1,332,227	1,421,299	1,532,230
Securities held to maturity	47,076	47,265	48,278
Loans	4,202,407	4,215,326	3,928,086
Less allowance for loan losses	58,174	55,269	45,769

Net loans	4,144,233	4,160,057	3,882,317

Premises and equipment, net	59,494	59,979	62,955
Accrued interest receivable	26,702	33,883	33,264
Goodwill	253,906	253,906	253,906
Intangible assets	5,519	6,152	8,065
Other assets	366,047	331,328	280,334

Total assets	$6,375,894	$6,465,046	$6,263,379

Liabilities:
Deposits:
Noninterest-bearing	$687,915	$676,260	$766,281
Interest-bearing	3,672,565	3,503,260	3,422,007

Total deposits	4,360,480	4,179,520	4,188,288

Short-term borrowings	615,854	861,395	654,030
Long-term debt	784,371	771,683	756,770
Accrued expenses and other liabilities	48,184	96,677	40,124

Total liabilities	5,808,889	5,909,275	5,639,212

Stockholders' Equity:
Common stock (par value $1.00) authorized 100,000,000 shares; issued 33,172,640, 31,621,956 and 32,268,128 shares at June 30, 2008, December 31, 2007, and June 30, 2007, respectively	33,173	31,622	32,268
Preferred Stock (par value $1,000) authorized 5,000,000 shares; issued 51,215 shares at June 30, 2008	51,215	—	—
Additional paid-in capital	360,017	347,603	362,943
Retained earnings	226,687	244,723	264,641
Net accumulated other comprehensive loss	(104,087)	(68,177)	(35,685)

Total stockholders' equity	567,005	555,771	624,167

Total liabilities and stockholders' equity	$6,375,894	$6,465,046	$6,263,379

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

DETAIL EARNINGS PER SHARE COMPUTATION

For the Three Months ended June 30, 2008	Income (Numerator)	Shares (Denominator)	$ Per Share	For the Three Months ended June 30, 2007	Income (Numerator)	Shares (Denominator)	$ Per Share
Net income	$15,097			Net income	$15,522
Less: Beneficial conversion feature – preferred stock	1,463

Basic EPS	$13,634	32,790	$0.42	Basic EPS	$15,522	32,128	$0.48

Net income	$15,097			Net income	$15,522
Common stock equivalents – preferred stock		4,180
Other common stock equivalents		105		Other common stock equivalents		268

Diluted EPS	$15,097	37,075	$0.41		$15,522	32,396	$0.48

For the Six Months ended June 30, 2008	Income (Numerator)	Shares (Denominator)	$ Per Share	For the Six Months ended June 30, 2007	Income (Numerator)	Shares (Denominator)	$ Per Share
Net loss	$(2,525)			Net Income	$31,636
Less: Beneficial conversion feature – preferred stock	1,463

	$(3,988)	32,164	$(0.12)		$31,636	32,164	$0.98

Basic EPS				Basic EPS

				Other common stock equivalents		276

Diluted EPS	$(3,988)	32,164	$(0.12)	Diluted EPS	$31,636	32,440	$0.98

Neither the weighted average number of common shares which the preferred stock could be converted to or the other common stock equivalents were included in the computation of Diluted EPS as they would be antidilutive.

Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

	Three Months Ended June 30, 2008			Three Months Ended June 30, 2007			2008 Quarter to 2007 Quarter Increase/ (Decrease)				2008/2007 Income/ Expense Variance Due to Change In
(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$274,357	$4,199	6.16%	$311,122	$4,884	6.30%	$(36,765)	(11.8)%	$(685)	(14.0)%	$(109)	$(576)
Home equity	1,089,274	13,856	5.12	1,014,915	17,389	6.87	74,359	7.3	(3,533)	(20.3)	(4,721)	1,188
Marine	360,297	4,918	5.49	367,880	4,914	5.36	(7,583)	(2.1)	4	0.1	112	(108)
Other consumer	23,537	425	7.26	26,731	527	7.91	(3,194)	(11.9)	(102)	(19.4)	(41)	(61)
Commercial mortgage	501,953	7,750	6.21	446,898	7,949	7.13	55,055	12.3	(199)	(2.5)	(1,103)	904
Residential construction	578,600	8,120	5.64	584,719	12,727	8.73	(6,119)	(1.0)	(4,607)	(36.2)	(4,475)	(132)
Commercial construction	452,556	5,891	5.24	376,151	7,418	7.91	76,405	20.3	(1,527)	(20.6)	(2,831)	1,304
Commercial business	917,765	14,762	6.47	775,142	14,458	7.48	142,623	18.4	304	2.1	(2,119)	2,423

Total loans	4,198,339	59,921	5.74	3,903,558	70,266	7.22	294,781	7.6	(10,345)	(14.7)

Loans held for sale	10,753	160	5.98	12,696	193	6.10	(1,943)	(15.3)	(33)	(17.1)	(4)	(29)
Short-term investments	2,191	17	3.12	2,484	45	7.27	(293)	(11.8)	(28)	(62.2)	(23)	(5)
Taxable investment securities	1,381,151	19,598	5.71	1,445,776	20,886	5.79	(64,625)	(4.5)	(1,288)	(6.2)	(325)	(963)
Tax-advantaged investment securities	154,138	2,290	5.98	163,878	2,220	5.43	(9,740)	(5.9)	70	3.2	209	(139)

Total investment securities	1,535,289	21,888	5.73	1,609,654	23,106	5.76	(74,365)	(4.6)	(1,218)	(5.3)

Total interest-earning assets	5,746,572	81,986	5.74	5,528,392	93,610	6.79	218,180	3.9	(11,624)	(12.4)	(15,140)	3,516

Less: allowance for loan losses	55,159			45,423			9,736	21.4
Cash and due from banks	101,177			117,625			(16,448)	(14.0)
Other assets	643,531			614,599			28,932	4.7

Total assets	$6,436,121			$6,215,193			$220,928	3.6

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$478,235	459	0.39	$529,568	806	0.61	$(51,333)	(9.7)	(347)	(43.1)	(275)	(72)
Money market deposits	642,107	3,207	2.01	598,547	5,216	3.50	43,560	7.3	(2,009)	(38.5)	(2,362)	353
Savings deposits	567,121	832	0.59	597,538	563	0.38	(30,417)	(5.1)	269	47.8	299	(30)
Direct time deposits	1,119,852	10,546	3.79	1,199,855	13,789	4.61	(80,003)	(6.7)	(3,243)	(23.5)	(2,360)	(883)
Brokered time deposits	835,071	9,966	4.80	500,263	6,341	5.08	334,808	66.9	3,625	57.2	(373)	3,998
Short-term borrowings	649,696	3,292	2.04	591,806	6,829	4.63	57,890	9.8	(3,537)	(51.8)	(4,145)	608
Long-term debt	778,720	6,874	3.55	768,602	10,868	5.67	10,118	1.3	(3,994)	(36.8)	(4,134)	140

Total interest-bearing liabilities	5,070,802	35,176	2.79	4,786,179	44,412	3.72	284,623	5.9	(9,236)	(20.8)	(11,720)	2,484

Noninterest-bearing demand deposits	665,638			743,185			(77,547)	(10.4)
Other liabilities	46,988			41,592			5,396	13.0
Stockholders' equity	652,693			644,237			8,456	1.3

Total liabilities and stockholders' equity	$6,436,121			$6,215,193			$220,928	3.6

Net interest-earning assets	$675,770			$742,213			$(66,443)	(9.0)

Net interest income (tax-equivalent)		46,810			49,198				(2,388)	(4.9)	$(3,420)	$1,032
Less: tax-equivalent adjustment		807			650				157	24.2

Net interest income		$46,003			$48,548				$(2,545)	(5.2)

Net yield on interest-earning assets on a tax-equivalent basis			3.28%			3.57%

Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

	Three Months Ended June 30, 2008			Three Months Ended March 31, 2008			Current Quarter to Prior Quarter Increase/ (Decrease)				Quarter to Quarter Income/Expense Variance Due to Change In
(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$274,357	$4,199	6.16%	$290,093	$4,411	6.12%	$(15,736)	(5.4)%	$(212)	(4.8)%	$29	$(241)
Home equity	1,089,274	13,856	5.12	1,085,752	15,682	5.81	3,522	0.3	(1,826)	(11.6)	(1,877)	51
Marine	360,297	4,918	5.49	357,963	4,927	5.54	2,334	0.7	(9)	(0.2)	(41)	32
Other consumer	23,537	425	7.26	24,962	460	7.41	(1,425)	(5.7)	(35)	(7.6)	(9)	(26)
Commercial mortgage	501,953	7,750	6.21	445,465	7,335	6.62	56,488	12.7	415	5.7	(476)	891
Residential construction	578,600	8,120	5.64	613,126	10,241	6.72	(34,526)	(5.6)	(2,121)	(20.7)	(1,568)	(553)
Commercial construction	452,556	5,891	5.24	475,882	7,385	6.24	(23,326)	(4.9)	(1,494)	(20.2)	(1,146)	(348)
Commercial business	917,765	14,762	6.47	936,933	15,932	6.84	(19,168)	(2.0)	(1,170)	(7.3)	(849)	(321)

Total loans	4,198,339	59,921	5.74	4,230,176	66,373	6.31	(31,837)	(0.8)	(6,452)	(9.7)

Loans held for sale	10,753	160	5.98	9,810	155	6.35	943	9.6	5	3.2	(9)	14
Short-term investments	2,191	17	3.12	2,718	36	5.33	(527)	(19.4)	(19)	(52.8)	(13)	(6)
Taxable investment securities	1,381,151	19,598	5.71	1,425,086	19,731	5.57	(43,935)	(3.1)	(133)	(0.7)	484	(617)
Tax-advantaged investment securities	154,138	2,290	5.98	154,757	2,433	6.32	(619)	(0.4)	(143)	(5.9)	(133)	(10)

Total investment securities	1,535,289	21,888	5.73	1,579,843	22,164	5.64	(44,554)	(2.8)	(276)	(1.2)

Total interest-earning assets	5,746,572	81,986	5.74	5,822,547	88,728	6.13	(75,975)	(1.3)	(6,742)	(7.6)	(5,597)	(1,145)

Less: allowance for loan losses	55,159			55,171			(12)	(0.0)
Cash and due from banks	101,177			101,630			(453)	(0.4)
Other assets	643,531			642,323			1,208	0.2

Total assets	$6,436,121			$6,511,329			$(75,208)	(1.2)

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$478,235	459	0.39	$458,059	543	0.48	$20,176	4.4	(84)	(15.5)	(107)	23
Money market deposits	642,107	3,207	2.01	653,693	4,477	2.75	(11,586)	(1.8)	(1,270)	(28.4)	(1,192)	(78)
Savings deposits	567,121	832	0.59	518,370	508	0.39	48,751	9.4	324	63.8	272	52
Direct time deposits	1,119,852	10,546	3.79	1,085,109	11,472	4.25	34,743	3.2	(926)	(8.1)	(1,284)	358
Brokered time deposits	835,071	9,966	4.80	874,356	11,210	5.16	(39,285)	(4.5)	(1,244)	(11.1)	(754)	(490)
Short-term borrowings	649,696	3,292	2.04	811,651	6,089	3.02	(161,955)	(20.0)	(2,797)	(45.9)	(1,732)	(1,065)
Long-term debt	778,720	6,874	3.55	771,672	8,487	4.42	7,048	0.9	(1,613)	(19.0)	(1,690)	77

Total interest-bearing liabilities	5,070,802	35,176	2.79	5,172,910	42,786	3.33	(102,108)	(2.0)	(7,610)	(17.8)	(6,780)	(830)

Noninterest-bearing demand deposits	665,638			643,161			22,477	3.5
Other liabilities	46,988			75,349			(28,361)	(37.6)
Stockholders' equity	652,693			619,909			32,784	5.3

Total liabilities and stockholders' equity	$6,436,121			$6,511,329			$(75,208)	(1.2)

Net interest-earning assets	$675,770			$649,637			$26,133	4.0

Net interest income (tax-equivalent)		46,810			45,942				868	1.9	$1,183	$(315)
Less: tax-equivalent adjustment		807			953				(146)	(15.3)

Net interest income		$46,003			$44,989				$1,014	2.3

Net yield on interest-earning assets on a tax-equivalent basis			3.28%			3.17%

Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

	Six Months Ended June 30, 2008			Six Months Ended June 30, 2007			Ytd 2008 to Ytd 2007 Increase/ (Decrease)				2008/2007 Income/ Expense Variance Due to Change In
(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$282,225	$8,610	6.14%	$318,211	$9,956	6.31%	$(35,986)	(11.3)%	$(1,346)	(13.5)%	$(264)	$(1,082)
Home equity	1,087,513	29,538	5.46	1,005,768	34,461	6.91	81,745	8.1	(4,923)	(14.3)	(7,594)	2,671
Marine	359,130	9,845	5.51	370,561	9,931	5.40	(11,431)	(3.1)	(86)	(0.9)	208	(294)
Other consumer	24,250	885	7.34	27,201	1,076	7.98	(2,951)	(10.8)	(191)	(17.8)	(81)	(110)
Commercial mortgage	473,709	15,085	6.40	448,641	15,940	7.16	25,068	5.6	(855)	(5.4)	(1,731)	876
Residential construction	595,863	18,361	6.20	585,349	25,342	8.73	10,514	1.8	(6,981)	(27.5)	(7,434)	453
Commercial construction	464,219	13,276	5.75	373,739	14,681	7.92	90,480	24.2	(1,405)	(9.6)	(4,530)	3,125
Commercial business	927,349	30,694	6.66	758,071	28,190	7.50	169,278	22.3	2,504	8.9	(3,388)	5,892

Total loans	4,214,258	126,294	6.03	3,887,541	139,577	7.24	326,717	8.4	(13,283)	(9.5)

Loans held for sale	10,282	315	6.16	11,861	369	6.27	(1,579)	(13.3)	(54)	(14.6)	(6)	(48)
Short-term investments	2,455	53	4.34	3,257	142	8.79	(802)	(24.6)	(89)	(62.7)	(60)	(29)
Taxable investment securities	1,403,117	39,329	5.64	1,485,631	43,264	5.87	(82,514)	(5.6)	(3,935)	(9.1)	(1,651)	(2,284)
Tax-advantaged investment securities	154,448	4,723	6.15	150,715	4,106	5.49	3,733	2.5	617	15.0	511	106

Total investment securities	1,557,565	44,052	5.69	1,636,346	47,370	5.84	(78,781)	(4.8)	(3,318)	(7.0)

Total interest-earning assets	5,784,560	170,714	5.93	5,539,005	187,458	6.82	245,555	4.4	(16,744)	(8.9)	(24,934)	8,190

Less: allowance for loan losses	55,165			45,336			9,829	21.7
Cash and due from banks	101,403			114,873			(13,470)	(11.7)
Other assets	642,927			616,250			26,677	4.3

Total assets	$6,473,725			$6,224,792			$248,933	4.0

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$468,147	1,002	0.43	$523,874	1,458	0.56	$(55,727)	(10.6)	(456)	(31.3)	(313)	(143)
Money market deposits	647,901	7,684	2.39	570,802	9,688	3.42	77,099	13.5	(2,004)	(20.7)	(3,202)	1,198
Savings deposits	542,745	1,340	0.50	598,062	1,154	0.39	(55,317)	(9.2)	186	16.1	300	(114)
Direct time deposits	1,102,480	22,018	4.02	1,192,141	27,084	4.58	(89,661)	(7.5)	(5,066)	(18.7)	(3,147)	(1,919)
Brokered time deposits	854,714	21,176	4.98	513,512	12,885	5.06	341,202	66.4	8,291	64.3	(201)	8,492
Short-term borrowings	730,674	9,381	2.58	627,065	14,571	4.69	103,609	16.5	(5,190)	(35.6)	(7,323)	2,133
Long-term debt	775,195	15,361	3.98	781,218	21,833	5.64	(6,023)	(0.8)	(6,472)	(29.6)	(6,306)	(166)

Total interest-bearing liabilities	5,121,856	77,962	3.06	4,806,674	88,673	3.72	315,182	6.6	(10,711)	(12.1)	(16,329)	5,618

Noninterest-bearing demand deposits	654,400			734,046			(79,646)	(10.9)
Other liabilities	61,168			42,023			19,145	45.6
Stockholders' equity	636,301			642,049			(5,748)	(0.9)

Total liabilities and stockholders' equity	$6,473,725			$6,224,792			$248,933	4.0

Net interest-earning assets	$662,704			$732,331			$(69,627)	(9.5)

Net interest income (tax-equivalent)		92,752			98,785				(6,033)	(6.1)	$(8,605)	$2,572
Less: tax-equivalent adjustment		1,760			1,302				458	35.2

Net interest income		$90,992			$97,483				$(6,491)	(6.7)

Net yield on interest-earning assets on a tax-equivalent basis			3.22%			3.60%